SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

LUMINEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30109	74-2747608

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12212 Technology Boulevard, Austin, Texas	78727

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 219-8020

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

On October 22, 2003, Luminex Corporation issued a press release announcing its third quarter earnings results, the text of which is set forth in Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

On October 22, 2003, Luminex Corporation issued a press release announcing its third quarter earnings results, the text of which is set forth in Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMINEX CORPORATION

Date: October 22, 2003	By:	/s/ Harriss T. Currie Harriss T. Currie Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Earnings Press Release Issued by Luminex Corporation dated October 22, 2003.